SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

____________________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2009

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Quest Diagnostics Incorporated
(Exact Name of Registrant as Specified in Its Charter)

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Delaware
(State or other jurisdiction of incorporation)

001-12215		16-1387862
(Commission File Number)		(I.R.S. Employer Identification No.)

Three Giralda Farms Madison, NJ		07940
(Address of principal executive offices)		(Zip Code)

(973) 520-2700
(Registrant’s telephone number, including area code))

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 21, 2009, Quest Diagnostics Incorporated (the “Company”) issued a press release announcing, among other things, its results for the quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

d.	Exhibit

	99.1	Press release of Quest Diagnostics Incorporated dated April 21, 2009, announcing, among other things, its results for the quarter ended March 31, 2009.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 21, 2009

QUEST DIAGNOSTICS INCORPORATED

By: /s/ Robert A. Hagemann
Robert A. Hagemann
Senior Vice President and Chief Financial Officer